UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
May 16, 2007

APOGEE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10456	04-3005815
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

129 Morgan Drive

Norwood, Massachusetts 02062

(781) 551-9450

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

Apogee Technology, Inc. (the “Company”), filed a press release on May 16, 2007 detailing recent developments concerning its Medical Products Group and its Sensor Products Group  and highlighting certain financial information presented in its quarterly report on Form 10-QSB, for the quarter ended March 31, 2007.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

99.1	Press release dated May 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE TECHNOLOGY, INC.

Dated: May 18, 2007	By:	/s/ Herbert M. Stein
Herbert M. Stein
President, Chief Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 16, 2007.